UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2005-2 Asset-Backed Certificates, Series 2005-2, which was made on November 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on November 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 1, 2005
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Administrator:
Kim Sturm 312.904.4373
kimberly.sturm@abnamro.com
Analyst:
Karen Wu 714.259.6248
karen.wu@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Other Related Information
Bond Principal Reconciliation
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Realized Loss Detail
Historical REO Report

Page 3-5

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BSABS052
BSABS052_200511_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-May-05
27-Jun-05
25-Jun-35
Parties to The Transaction
Depositor: Bear, Stearns & Co., Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.108804%
4.037500%
4.193750%
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2005-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
305
REMIC
Statement Date:
ABN AMRO Acct: 722672.2
710.195695360
65.460686933
0.000000000
644.735008427
2.622052267
4.4437500000%
0.00
0.00
0.000000000
4.2875000000%
0.000000000
073877CA8
A-1
46,875,000.00
3,068,469.70
0.00
30,221,953.52
122,908.70
33,290,423.22
1000.000000000
0.000000000
0.000000000
1000.000000000
3.907291520
4.6937500000%
0.00
0.00
0.000000000
4.5375000000%
0.000000000
073877CB6
A-2
15,625,000.00
0.00
0.00
15,625,000.00
61,051.43
15,625,000.00
782.646771438
49.095515093
0.000000000
733.551256345
2.990634620
4.5937500000%
0.00
0.00
0.000000000
4.4375000000%
0.000000000
073877CC4
A-3
208,613,000.00
10,241,962.69
0.00
153,028,328.24
623,885.26
163,270,290.93
1000.000000000
0.000000000
0.000000000
1000.000000000
4.079513789
4.8937500000%
0.00
0.00
0.000000000
4.7375000000%
0.000000000
073877CD2
M-1
33,977,000.00
0.00
0.00
33,977,000.00
138,609.64
33,977,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.510069535
5.3937500000%
0.00
0.00
0.000000000
5.2375000000%
0.000000000
073877CE0
M-2
17,689,000.00
0.00
0.00
17,689,000.00
79,778.62
17,689,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.639236958
5.5437500000%
0.00
0.00
0.000000000
5.3875000000%
0.000000000
073877CF7
M-3
3,853,000.00
0.00
0.00
3,853,000.00
17,874.98
3,853,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.629513757
6.6937500000%
0.00
0.00
0.000000000
6.5375000000%
0.000000000
073877CG5
M-4
5,779,000.00
0.00
0.00
5,779,000.00
32,532.96
5,779,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.490625000
7.6937500000%
0.00
0.00
0.000000000
7.5375000000%
0.000000000
073877CH3
M-5
3,152,000.00
0.00
0.00
3,152,000.00
20,458.45
3,152,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.490625823
7.6937500000%
0.00
0.00
0.000000000
7.5375000000%
0.000000000
073877CJ9
M-6
4,554,000.00
0.00
0.00
4,554,000.00
29,558.31
4,554,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.490625123
7.6937500000%
0.00
0.00
0.000000000
7.5375000000%
0.000000000
9ABSV6256
M-7
10,158,000.00
0.00
0.00
10,158,000.00
65,931.77
10,158,000.00
841.684025029
0.000000000
0.000000000
804.909804314
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
N
9ABSV6181
B-IO
350,275,180.00
0.00
0.00
281,939,926.59
0.00
294,821,023.37
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSV6264
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSV6272
R-2
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
350,275,000.00
291,347,714.15
14,503,022.51
Total
278,037,281.76
13,310,432.39
0.00
1,192,590.12
22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,505,458.21
0.00
)
(13,569.34
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,951,343.21
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
)
(96,229.13
0.00
)
(96,229.13
1,773,133.57
)
(2,456.84
0.00
0.00
0.00
)
(2,456.84
279,997.82
83,669.50
363,667.32
37,563.11
12,260,941.94
70,173.41
0.00
0.00
12,368,678.46
12,732,345.78
14,505,479.35
14,503,022.51
294,821,023.37
3,252
363,667.32
12,298,505.05
117
0.00
218,924.41
1
0.00
0
281,939,926.59
3,134
70,273.60
417,477.59
83,669.50
459,454.35
88,661.00
515,655.06
95,549.86
0.00
)
(13,569.34
27,292.24
109,272.75
13,569.34
0.00
0.00
0.00
13,569.34
13,569.34
0.00
Advance Summary (Advance Made by Servicer)
)
(81,980.52
1,770,676.73
Interest Not Advanced (
Current Period
)
0.00
459,454.35
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(361,276.89
)
(65,282.10
0.00
0.00
0.00
Current
148,751.00
Cumulative
305,651.46
% of Cutoff Balance
%
0.13
Realized Loss
Distribution
Cumulative
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Statement Date:
Cash Reconciliation Summary Fixed Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
744,699.09
0.00
)
(3,786.30
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
950,278.06
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
911,637.95
)
(1,059.56
0.00
0.00
0.00
)
(1,059.56
209,333.29
59,860.06
269,193.35
27,506.42
3,751,613.64
0.00
0.00
0.00
3,779,120.06
4,048,313.41
4,959,951.36
4,958,891.80
127,147,636.29
2,339
269,193.35
3,779,120.06
77
0.00
0.00
0
0.00
0
123,099,322.88
2,262
49,945.62
145,717.61
59,860.06
209,365.28
62,183.37
182,074.26
42,426.41
0.00
)
(3,786.30
10,551.77
49,191.88
3,786.30
0.00
0.00
0.00
3,786.30
3,786.30
0.00
Advance Summary (Advance Made by Servicer)
)
(38,640.11
910,578.39
Interest Not Advanced (
Current Period
)
0.00
209,365.28
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(173,008.63
)
(47,622.31
0.00
0.00
0.00
Current
0.00
Cumulative
156,900.46
% of Cutoff Balance
%
0.07
Realized Loss
Distribution
Cumulative
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Statement Date:
Cash Reconciliation Summary ARM Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
760,759.12
0.00
)
(9,783.04
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,001,065.15
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
957,724.74
)
(1,397.28
0.00
0.00
0.00
)
(1,397.28
70,664.53
23,809.44
94,473.97
10,056.69
8,509,328.30
70,173.41
0.00
0.00
8,589,558.40
8,684,032.37
9,641,757.11
9,640,359.83
167,673,387.08
913
94,473.97
8,519,384.99
40
0.00
218,924.41
1
0.00
0
158,840,603.71
872
20,327.98
271,759.98
23,809.44
250,089.07
26,477.63
333,580.80
53,123.45
0.00
)
(9,783.04
16,740.47
60,080.88
9,783.04
0.00
0.00
0.00
9,783.04
9,783.04
0.00
Advance Summary (Advance Made by Servicer)
)
(43,340.41
956,327.46
Interest Not Advanced (
Current Period
)
0.00
250,089.07
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(188,268.26
)
(17,659.79
0.00
0.00
0.00
Current
148,751.00
Cumulative
148,751.00
% of Cutoff Balance
%
0.07
Realized Loss
Distribution
Cumulative
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Other Related Information
Statement Date:
Excess Cashflow
Excess Yield Maintenance
0.00
Trigger Event
0.00
3 month Rolling Delinquency Rate
%
9.00
No
Overcollateralization Amount
Target Overcollateralization
Overcollateralization Increase Amount
$0.00
3,473,309.22
9,982,842.64

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
1.00
A-1
NA
NA
6/25/2035
30,221,953.52
0.00
0.00
33,290,423.22
46,875,000.00
83,836.66
0.00
0.00
133,266.99
2,851,366.05
A-2
NA
NA
6/25/2035
15,625,000.00
0.00
0.00
15,625,000.00
15,625,000.00
0.00
0.00
0.00
0.00
0.00
A-3
NA
NA
6/25/2035
153,028,328.24
0.00
0.00
163,270,290.93
208,613,000.00
279,830.66
0.00
0.00
444,819.62
9,517,312.41
M-1
NA
NA
6/25/2035
33,977,000.00
0.00
0.00
33,977,000.00
33,977,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
6/25/2035
17,689,000.00
0.00
0.00
17,689,000.00
17,689,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
6/25/2035
3,853,000.00
0.00
0.00
3,853,000.00
3,853,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
6/25/2035
5,779,000.00
0.00
0.00
5,779,000.00
5,779,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
6/25/2035
3,152,000.00
0.00
0.00
3,152,000.00
3,152,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
6/25/2035
4,554,000.00
0.00
0.00
4,554,000.00
4,554,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
6/25/2035
10,158,000.00
0.00
0.00
10,158,000.00
10,158,000.00
0.00
0.00
0.00
0.00
0.00
B-IO
NA
NA
6/25/2035
281,939,926.59
0.00
0.00
294,821,023.37
350,275,180.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
363,667.32
0.00
12,368,678.47
578,086.60
350,275,000.00
278,037,281.76
291,347,714.15
22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
31
122,908.70
122,908.70
Act/360
0.00
122,908.70
0.00
0.00
0.00
0.00
No
A-1
0.00
0.00
0.00
0.00
31
61,051.43
61,051.43
Act/360
0.00
61,051.43
0.00
0.00
0.00
0.00
No
A-2
0.00
0.00
0.00
0.00
31
623,885.26
623,885.26
Act/360
0.00
623,885.26
0.00
0.00
0.00
0.00
No
A-3
0.00
0.00
0.00
0.00
31
138,609.64
138,609.64
Act/360
0.00
138,609.64
0.00
0.00
0.00
0.00
No
M-1
0.00
0.00
0.00
0.00
31
79,778.62
79,778.62
Act/360
0.00
79,778.62
0.00
0.00
0.00
0.00
No
M-2
0.00
0.00
0.00
0.00
31
17,874.98
17,874.98
Act/360
0.00
17,874.98
0.00
0.00
0.00
0.00
No
M-3
0.00
0.00
0.00
0.00
31
32,532.96
32,532.96
Act/360
0.00
32,532.96
0.00
0.00
0.00
0.00
No
M-4
0.00
0.00
0.00
0.00
31
20,458.45
20,458.45
Act/360
0.00
20,458.45
0.00
0.00
0.00
0.00
No
M-5
0.00
0.00
0.00
0.00
31
29,558.31
29,558.31
Act/360
0.00
29,558.31
0.00
0.00
0.00
0.00
No
M-6
0.00
0.00
0.00
0.00
31
65,931.77
65,931.77
Act/360
0.00
65,931.77
0.00
0.00
0.00
0.00
No
M-7
0.00
0.00
0.00
0.00
30
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
No
B-IO
0.00
0.00
0.00
0.00
0.00
0.00
1,192,590.12
1,192,590.12
1,192,590.12
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
6.64%
4.63%
2.94%
2.35%
211
6.73%
19,240,443
6.82%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
208
13,052,592
92
6,611,821
0
0
0
0
2,623
243,035,071
83.69%
86.20%
5.87%
4.47%
3.81%
3.24%
112
3.44%
7,836,063
2.66%
1.66%
2.56%
0.09%
0.09%
25-Oct-05
191
13,174,178
124
9,552,637
54
7,553,880
3
259,932
2,768
256,444,334
85.12%
86.98%
6.34%
4.67%
3.17%
2.64%
91
2.72%
7,598,669
2.49%
1.23%
1.60%
0.00%
0.00%
26-Sep-05
212
14,278,119
106
8,072,823
41
4,882,254
0
0
2,895
270,717,388
86.55%
88.60%
6.47%
5.01%
3.23%
3.03%
80
2.33%
6,370,362
2.02%
0.70%
0.91%
0.00%
0.00%
25-Aug-05
222
15,824,743
111
9,572,375
24
2,868,240
0
0
2,996
281,125,109
87.27%
89.03%
5.73%
5.03%
3.44%
3.29%
37
1.04%
2,341,650
0.72%
0.37%
0.46%
0.00%
0.00%
25-Jul-05
203
16,435,366
122
10,751,145
13
1,494,761
0
0
3,167
295,662,868
89.41%
90.50%
8.18%
8.00%
2.71%
2.42%
1
0.03%
42,908
0.01%
0.03%
0.02%
0.00%
0.00%
27-Jun-05
299
27,239,967
99
8,229,205
1
62,485
0
0
3,256
304,950,299
89.06%
89.55%

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
1
188,774
0
0
18
955,576
13
538,376
52
7,321,671
1,181,071
17
0.03%
0.06%
0.00%
0.00%
1.60%
2.48%
0.55%
0.32% 0.40%
0.18% 0.52%
0.40%
0.03%
0.01%
2.00%
1.02%
1
43,436
65
3,006,416
0
0
0
0
0
3
259,932
0.00%
0.00%
0.00%
0.09%
0.00%
0.00%
0.00%
0.09%
0
26-Sep-05
0
0
0
0
14
682,320
10
360,372
41
4,882,254
1,548,265
21
0.00%
0.00%
0.00%
0.00%
1.23%
1.60%
0.42%
0.22% 0.30%
0.12% 0.63%
0.51%
0.00%
0.00%
1.91%
1.00%
0
0
64
3,059,489
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
17
868,197
10
865,768
23
2,775,632
674,771
13
0.00%
0.00%
0.00%
0.00%
0.67%
0.88%
0.50%
0.27% 0.29%
0.27% 0.38%
0.21%
0.03%
0.03%
1.72%
0.80%
1
92,608
59
2,540,088
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
1
62,431
18
977,953
12
619,985
12
1,432,330
153,784
5
0.00%
0.00%
0.03%
0.02%
0.34%
0.44%
0.51%
0.30% 0.34%
0.19% 0.14%
0.05%
0.00%
0.00%
1.81%
0.82%
0
0
64
2,685,133
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
1
62,485
0
0
19
1,115,042
10
341,355
0
0
0
0
0.03%
0.02%
0.00%
0.00%
0.00%
0.00%
0.52%
0.33% 0.27%
0.10% 0.00%
0.00%
0.00%
0.00%
1.67%
0.67%
0
0
61
2,276,717
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
ABN AMRO Acct: 722672.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200511
10139954
218,924.41
548.03
0.00
70,173.41
148,751.00
0.25%
32.05%
Not Avail.
Not Avail.
200510
3181476
22,316.35
16,541.25
143.45
15,314.02
7,002.33
74.12%
68.62%
Not Avail.
Not Avail.
200510
3182920
120,447.58
0.00
127.45
)
(6,500.14
126,947.72
0.00%
(5.40%)
Not Avail.
Not Avail.
200509
10446201
808.18
415.45
0.00
409.22
398.96
51.41%
50.63%
Not Avail.
Not Avail.
200509
3092327
26,333.21
6,666.67
1,857.24
3,781.76
22,551.45
25.32%
14.36%
Not Avail.
Not Avail.
388,829.73
24,171.40
2,128.14
83,178.27
305,651.46
218,924.41
148,751.00
70,173.41
0.00
548.03
Current Total
Cumulative
22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Nov-05
25-Nov-05
25-Oct-05
27-Dec-05
23-Nov-05
Asset-Backed Certificates
Series 2005-2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722672.2
22-Nov-2005 - 14:28 (V615 - V627) (c) 2005 LaSalle Bank N.A.